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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AMB Property Corporation's previously filed Registration Statement File Nos. 333-68291, 333-68283, 333-42015, 333-75953, 333-78779, 333-78699, 333-76823, 333-81475, 333-80815, 333-75951,
333-36894, and 333-73718.

ARTHUR ANDERSEN LLP


San Francisco, California
March 28, 2002